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EXHIBIT 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Household Finance Corporation (the "Company") on Form 10-Q/A for the period ending March 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report") I, David A. Schoenholz, President and Chief Executive Officer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       /s/ David A. Schoenholz
                                       -----------------------
                                       David A. Schoenholz
                                       President and
                                       Chief Executive Officer
                                       August 27, 2002